CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE GOVERNMENT BOND FUND

Institutional Class (CNIGX)

Servicing Class (CNBIX)

Class N (CGBAX)

Supplement dated May 15, 2020, to the

Summary Prospectus, Prospectus and Statement of Additional Information
dated January 31, 2020, as amended and restated April 7, 2020

Upon the recommendation of City National Rochdale, LLC, the investment adviser of the City National Rochdale Government Bond Fund, the Board of Trustees of City National Rochdale Funds (the “Trust”) has approved the termination of the Fund’s Institutional Class shares. Effective immediately, the Institutional Class shares are closed to all new investment. The Fund’s Institutional Class shares will be terminated effective on or about June 15, 2020, provided that there are no shares of the Institutional Class outstanding as of that date. Shareholders may redeem their Institutional Class shares of the Fund at any time until the termination of the Class. As of the termination date, all references to the Fund’s Institutional Class shares in the Summary Prospectus, Prospectus and Statement of Additional Information are deleted in their entirety.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-055-0100